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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Intermagnetics General Corporation's 401(k) Savings Plan (the "Plan") on Form 11-K for the period ending May 25, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn H. Epstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Glenn H. Epstein
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Glenn H. Epstein
Chairman and Chief Executive Officer
November 19, 2003